Exhibit 4.10
IMPACT INVESTMENTS LLC
June 7, 2024

VEON Ltd.
Claude Debussylaan 88
1082 MD, Amsterdam
The Netherlands

JSC Kyivstar
53 Dehtyarivska Street
Kyiv 03113
Ukraine
This confidential letter agreement (this "Agreement") confirms that Impact Investments LLC ("Impact Investments") has been engaged, effective as of the date hereof and subject to the terms and conditions set forth herein, to act as strategic advisor to VEON Ltd. (the "Parent") and the Parent's wholly owned indirect subsidiary JSC Kyivstar (the "Company" and, together with the Parent and Impact Investments, the "Parties"), and to provide strategic support, recommendations, and advice to the Board of Directors of each of the Parent and the Company. The Parties agree that the Standard Terms and Conditions attached hereto (the "Standard Terms and Conditions") are an integral part of this Agreement and are hereby incorporated herein by reference in their entirety.
1.    During the term of Impact Investment's engagement, Impact Investments will provide support and advice to the Parent and the Company, including:

a.    strategic and financial advice and assistance in connection with the Parent's and the Company's current Ukraine business and supporting dialogue with relevant Ukrainian, US and EU stakeholders, as mutually agreed upon by the Parties from time to time;

b.    advisory support in relation to potential new third-party investors in the Company, the Parent or any of its subsidiaries (being the "Group" and each a "Group Entity"), including Impact Investments potentially participating in any investment opportunity on a case-by-case basis as a principal investor or as part of a syndication, subject always to mutual agreement and applicable corporate approvals and other obligations of the Parent or relevant Group Entity;

c.    financial analysis, transactional evaluation and strategic and financial advice, as needed, in order to support any other strategic initiatives (including, but not limited to, mergers, acquisitions, or external fundraising) either by the Parent, the Company or any Group Entity;

d.    strategic and transactional advice and assistance in connection with a potential restructuring of the capital structure of the Parent, including shareholder participation in such restructuring;

e.    advisory support in connection with the implementation of existing M&A strategic plans at the Parent level where Impact Investments may act as a transaction co-advisor to the Parent if so requested by the Parent;

f.    support corporate affairs at the Parent level and other strategic matters to be agreed among the Parties from time to time;

g.    attendance of regular meetings between the senior leadership of the Parent and Impact Investments to be held at least every two weeks or as otherwise required by the Parent; and

h.    if requested by the Parent, preparation of materials for and participation in an advisory role in the meetings of the relevant corporate bodies of the Parent (including quarterly reporting to the Parent's Board of Directors (the "Parent Board") and/or other committees of the Parent Board), the Company and any Group Entities, as well as any regulatory or investor meetings, in connection with any of the foregoing activities,

    (collectively, the "Services").

2.    The Parties agree that, unless waived by the Parent in its sole discretion, Mr. Michael R. Pompeo ("Mr. Pompeo") will serve on the Board of Directors of the Company (the "Company Board") for a period of three (3) years following the date hereof, subject to the terms set out in the separate written agreement, dated June 7, 2024, between Mr. Pompeo and the Parent (the "Board Appointment"). Mr. Pompeo has also been elected by the annual meeting of shareholders of the Parent to serve on the Parent Board for a one-year term. Mr. Pompeo will serve on the Parent Board subject to the terms set out in the separate Parent director engagement letter dated June 7, 2024.

3.    If, during the term of this Agreement, and for a period of 12 months following termination in accordance with this Agreement, the Parent issues any equity or equity-linked securities of any Group Entity through a private placement or public offering, the primary purpose of which is to raise capital (including any Group Entity's initial public offering) (an "Equity Raise"), and the Parent files a registration statement under the US Securities Act of 1933, as amended, in connection with such Equity Raise, then, subject to compliance with relevant applicable law, the Parent will endeavor to include any Parent common shares then held by Impact Investments that are not then freely tradable in such registration statement so that they become freely tradable. Any further participation in an Equity Raise by Impact Investments will be subject to mutual agreement by the Parties at such time.

4.    As compensation for the Services, and also any participation fees in connection with the Board Appointment:

(1)    Commencing on the first anniversary of this Agreement, Parent shall pay Impact Investments in cash USD 600,000 per annum to be paid each year on the anniversary of the date of this Agreement, subject to on the date payment is due (i) Mr. Pompeo continuing to be a member of (a) the Parent Board and (b) unless waived by the Parent in its sole discretion, the Company Board, (ii) Impact Investments providing the Services and (iii) the Parent remaining in control of the Company, other than in circumstances where the Parent has relinquished control of the Company in connection with a divestiture of its majority interest in the Company that is approved by the Parent Board;

(2)    On the date of this Agreement, the Parent shall grant Impact Investments warrants for common shares in the Parent equivalent to (a) USD 12,000,000 value (the "A Warrants"), (b) USD 2,000,000 value (the "B Warrants"), and (c) USD 2,000,000 value (the "C Warrants" and together with the A Warrants, the B Warrants, the "Warrants"), in accordance with the terms of the agreements relating to each of the Warrants (collectively, the "Warrant Agreements") attached as Annex A hereto; and

(3)    At its sole discretion, the Parent may also pay Impact Investments an additional fee of up to USD 3,000,000 (the "Discretionary Fee") in connection with the successful completion of a strategic M&A transaction in which Impact Investments acts as a co-advisor as contemplated under this Agreement.
    The foregoing shall not in any way limit or modify the Company's indemnification, expense reimbursement and contribution obligations set forth in the Standard Terms and Conditions.
5.    Subject to (i) Mr. Pompeo continuing to be a member of (a) the Parent Board and (b) unless waived by the Parent in its sole discretion, the Company Board, (ii) Impact Investments providing the Services, (iii) the Parent remaining in control of the Company at the time of each vesting, other than in circumstances where the Parent has relinquished control of the Company in connection with a divestiture of its majority interest in the Company that is approved by the Parent Board, and (iv) satisfaction of the other conditions set out in the Warrant Agreements:

a.    the A Warrants shall vest semi-annually over a period of three years from the date of this Agreement (each, a "A Warrant Vesting Date");

b.    the B Warrants will vest upon the four-year anniversary of the date of this Agreement (the "B Warrant Vesting Date"); and

c.    the C Warrants will vest upon the five-year anniversary of the date of this Agreement (the "C Warrant Vesting Date").

    Upon vesting of the A Warrants, the B Warrants, and the C Warrants, as applicable, in accordance with the vesting schedules set out in the Warrant Agreements, the respective Warrants will be automatically exercised, and, subject to compliance with applicable laws and regulations and the other conditions set out in the Warrant Agreements, Impact Investments will receive the Parent common shares to hold in accordance with the Parent's Bye-laws and applicable laws and regulations.

6.    Subject to compliance with applicable laws and regulations, the Company shall promptly reimburse Impact Investments and its executives upon Impact Investments' request and upon the termination of Impact Investments' engagement hereunder for all reasonable, documented, out-of-pocket expenses incurred by Impact Investments directly in connection with its engagement hereunder as well as reasonable attorneys' fees and legal cost disbursements of Impact Investments' external counsel (including WilmerHale and Cohen & Gresser LLP) up to a total of USD 150,000 per year (except that, with respect to the first year of the engagement under this Agreement, any amounts previously paid by the Company and/or the Parent to Impact Investments and its executives in connection with attorney's fees and legal cost disbursements shall be subtracted from this amount); with any amounts above USD 150,000 per year requiring the prior written approval of Company, it being understood that travel by Mr. Pompeo will require special arrangements, to be agreed from time to time. The foregoing shall not in any way limit or modify the Company's indemnification, expense reimbursement and contribution obligations set forth in the Standard Terms and Conditions. Impact Investments will be reimbursed for all reasonable and documented out-of-pocket expenses incurred by Mr. Pompeo in connection with the Services in accordance with the Parent's expense reimbursement policies (a copy of which has been provided to Impact Investments prior to the date hereof). All travel expenses must be incurred by Mr. Pompeo in accordance with the Parent's travel expense policies, copies of which have been provided to Impact Investments and with which Impact Investments is familiar, provided that, to the extent travel is required by the Parent or the Company and arrangements are pre-notified by Impact Investments to the Parent and the Company, reimbursable travel expenses shall include (i) first class commercial airfare for long-haul flights for Mr. Pompeo and one assistant, (ii) (A) business class commercial airfare for short haul intracontinental flights for Mr. Pompeo and one assistant or (B) chartered travel for short haul intracontinental flights if no commercial alternative with a reasonably similar schedule is available in order to attend meetings as requested by the Parent or the Company, and (ii) hotel suite accommodation for Mr. Pompeo and non-suite accommodation for one assistant. Reimbursable travel expenses shall include costs for return flights to the point of departure or a city in the same geographic region. For the avoidance of doubt, reimbursable expenses shall not include any travel or accommodation costs to be incurred by other travel companions. Reimbursable expenses may include costs incurred by Mr. Pompeo's security detail based on the security requirements of specific destinations, subject to evaluation and approval by the Parent on a case-by-case basis. Where relevant, any reimbursement may be made by the Company at the discretion of the Parent (provided that the Parties acknowledge that the Parent remains liable for such reimbursement).

7.    All amounts herein are stated in U.S. dollars and all payments under this Agreement, including the Standard Terms and Conditions, shall be paid in immediately available funds in U.S. dollars, net of any withholding, value added or other tax which may be assessed in jurisdictions outside the United States, unless otherwise mutually agreed upon by the Company and Impact Investments with respect to any specific payment or item.

8.    Subject to the terms herein, Impact Investments' engagement hereunder is effective for a fixed period of three (3) years from the date of this Agreement. The Parties will jointly assess, at least three months prior to the third and fourth (if applicable) anniversaries of the date of this Agreement, whether the term of this engagement will be extended (and if so, by what period). The engagement may be terminated (i) at any time by mutual agreement of the Parties with six (6) months' written notice or such shorter time as agreed in writing among the Parties; (ii) at any time by Impact Investments by giving six (6) months' written notice to the Parent and the Company; (iii) by either the Parent or the Company immediately upon a breach by Impact Investments of Section 9 of this Agreement, or (iv) by either the Parent or the Company by giving 10 days' written notice to Impact Investments if there is a material change in Mr. Pompeo's ability to engage with the Parent Board and the Company Board due to his death, his incapacity (which either lasts for more than three (3) consecutive months or six (6) months in the aggregate), an announced change in relation to his political commitments, or his involvement in any criminal proceedings; in each case without liability or continuing obligation of the Parties, except that (a) the provisions set forth in this Section 8 and Sections I, II, III and IV of the Standard Terms and Conditions shall survive any such termination; (b) no such termination shall affect the Parent's and/or the Company's obligation to pay in full the fees to Impact Investments that are due and payable at the time of such termination as set forth in this Agreement; and (c) no such termination shall affect the Company's obligations to reimburse Impact Investments for expenses incurred prior to the time of termination as set forth herein and/or Impact Investments' rights to participate in any Equity Raise in accordance with Section 3.

9.    Impact Investments agrees to comply with all applicable anti-corruption and anti-bribery laws, as in effect from time to time, including, but not limited to, the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and any Laws intended to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (collectively, "Anti-Corruption Laws") and the Group's Government Relations Policy, as amended from time to time. Without limiting the generality of the foregoing, Impact Investments agrees not to make, authorize, offer, or promise to make or give, or to solicit or accept, any money or any other thing of value, directly or indirectly, to or from any current or former government official or employee, representative of, or any person acting in an official capacity for or on behalf of, a government entity (including employees and representatives of any company, business, or enterprise owned, in whole or in part, or controlled by a government entity, organization, or official, or of a public international organization), candidate for political office, or an official of a political party; any employee, director or consultant of a non-government client or potential client; or any other person for the purpose of securing any improper or unfair advantage or for the purpose of improperly inducing or rewarding favorable treatment or advantage in connection with the provision of the Services hereunder. Impact Investments agrees to immediately notify the Parent and the Company of any request that it receives to take any action that could constitute, or be construed as, a violation of the Anti-Corruption Laws or the Group's Government Relations Policy.

[Signature page to follow]

We are pleased to accept this engagement and look forward to working with the Parent and the Company. Please confirm that the terms of Impact Investments' engagement set forth in this Agreement (including the Standard Terms and Conditions) are in accordance with your understanding by signing and returning to us a copy of this Agreement, which shall thereupon constitute a binding agreement.

Very truly yours, IMPACT INVESTMENTS LLC By: /s/ Cyrus Behbehani Cyrus Behbehani Managing Director

Accepted and agreed to
as of the date first written above:
JSC KYIVSTAR

By: /s/ Alexander Komarov Alexander Komarov Chief Executive Officer

VEON LTD.

By: /s/Kaan Terzioglu Kaan Terzioglu Group Chief Executive Officer
[Signature Page to Impact Investments Engagement Letter]

    STANDARD TERMS AND CONDITIONS
    The following terms and conditions are incorporated by reference into the Agreement between the Parent, the Company and Impact Investments to which these terms and conditions are attached.
I.    Information, Financial Advisory Role, Announcements, etc.

(a)    The Parent and the Company understand and confirm that (i) in performing its services hereunder, Impact Investments will use and rely upon the information furnished to Impact Investments in connection with its engagement hereunder as well as publicly available information and Impact Investments does not assume responsibility for independent verification of any information, whether publicly available or otherwise reviewed by impact Investments, relating to the Company (including any Company Group Entity), the Parent, or a potential strategic alternative, including, without limitation, any financial information, forecasts or projections: and (ii) Impact Investments shall be entitled to assume and rely upon the accuracy of all such information and is not required to conduct or obtain any independent evaluation, physical inspection or appraisal of any assets or liabilities. With respect to any financial forecasts and projections made available to Impact Investments by the Parent or the Company, Impact Investments shall be entitled to assume that such forecasts and projections have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company (including any Company Group Entity) or the Parent (as applicable) as to the matters covered thereby. The Parent or the Company (as applicable) will notify Impact Investments promptly if it learns of any material change in any information previously made available to Impact Investments by or on behalf of the Parent or the Company.

(b)    Except to the extent legally required (after consultation with Impact Investments to the extent legally permitted), the Parent and the Company agree that any documents, analyses, advice or information (other than information relating to the tax treatment or tax structure of any transaction) provided by Impact Investments in performing the Services hereunder or the terms of this Agreement shall not be disclosed in any manner or for any purpose, nor shall any public reference to Impact Investments or such documents, analyses, advice, information or terms be made, by or on behalf of the Company, any Company Group Entity or the Parent without Impact Investments' prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

(c)    Except to the extent legally required (after consultation with the Parent and the Company to the extent legally permitted),

Impact Investments agrees that any documents, analyses, or information provided by the Parent or the Company under the terms of this Agreement shall not be disclosed in any manner or for any purpose, nor shall any public reference the Parent, the Company or such documents, analyses, information or Semis be made, by or on behalf of Impact Investments without the prior written consent of the Company and the Parent (which consent shall not be unreasonably withheld, conditioned or delayed).

(d)    The Parent and the Company acknowledge and agree that Impact Investments has been retained hereunder only as a strategic and financial advisor to the Parent and the Company, and not as an advisor to any other person, and that the engagement of Impact Investments and any information, documents, analyses or advice provided by Impact Investments hereunder is intended solely for the benefit and use of the Parent and the Company and is not intended to confer rights or remedies upon any person not a party hereto (including any Company Group Entity or security holders, employees or creditors of the Company or any Company Group Entity) as against Impact Investments, its affiliates or their respective directors, officers, employees or agents. The Parent and the Company also acknowledge and agree that (i) in its capacity as a strategic and financial advisor, Impact Investments will be acting as an independent contractor on an arms-length basis under this Agreement with duties solely to the Parent and the Company, (ii) nothing contained in this Agreement or the nature of Impact Investments' services hereunder is intended to create or shall be construed as creating an agency or fiduciary relationship between Impact Investments (or any of its affiliates) and the Parent, the Company or any other party (including any Company Group Entity or any security holders, employees or creditors of the Company or any Company Group Entity) and (iii) Impact Investments is not assuming any duties or obligations other than those expressly set forth in this Agreement. Accordingly, to the maximum extent permitted by applicable law, the Company and the Parent expressly disclaim any agency or fiduciary relationship with Impact Investments or any of its affiliates hereunder. The Parent and the Company represent and warrant that neither the Parent nor the Company is, nor will be (and, in connection with its engagement of Impact Investments hereunder, is not and will not be acting on behalf of) (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the "Code"); (3) an entity deemed to hold "plan assets" of any such plans or accounts for purposes of ERISA or the Code; or (4) a "governmental plan" within the meaning of ERISA. The Parent and the Company understand that Impact Investments and its affiliates are not providing (nor is the

Parent or the Company relying on them for) tax, regulatory, legal or accounting advice and that Impact Investments' role in any due diligence will be limited to performing such review as it shall deem necessary to support its own advice and analysis and shall not be on behalf of the Company. The rights and obligations the Parent or the Company may have under any other agreement with Impact Investments or its affiliates are separate from the Parent's or the Company's rights and obligations under this Agreement and will not be affected in any way by this Agreement.

(e)    Impact Investments may, to the extent it deems appropriate, retain the services of any of its affiliates to assist Impact Investments in providing its services hereunder and share with any such affiliates such information made available in connection with the engagement hereunder to it but strictly for the purposes of satisfying Impact Investments' obligations hereunder, and provided that any such affiliates are informed of and bound by the confidentiality provisions of this Agreement. Impact Investments will remain fully responsible for the acts or omissions of any such affiliate.

(f)    In the event the Parent or the Company publicly announces a financial transaction for itself or any Company Group Entity, Impact Investments may, at its option and expense, place customary tombstone announcements and advertisements or otherwise publicize its engagement hereunder (which may include the reproduction of the Company's logo, but which publication will not include any information not disclosed in the prior public announcement unless the Company otherwise consents in advance) in financial and other newspapers and journals and marketing materials describing its services hereunder.
    II.            Indemnification. Expense Reimbursement and Contribution.
(a)    To the maximum extent permitted by applicable law, the Company agrees to indemnify Impact Investments, any of its affiliates, its and their respective directors, officers, employees and agents and each other person controlling Impact Investments or any of its affiliates (each, an "Indemnified Party") and hold each of them harmless from and against any and all losses, claims, damages and liabilities (collectively, "Liabilities") to which any of the Indemnified Parties may become subject relating to, arising in any manner out of or in connection with the rendering of services pursuant to this Agreement (including any related activities and services rendered prior to the date hereof), except and solely to the extent it is finally judicially determined that such Liabilities resulted from fraud, dishonesty, the gross negligence or willful misconduct of such Indemnified Party. The Company also agrees to reimburse each Indemnified Party for legal and other out-of-

pocket documented expenses reasonably incurred in connection with investigating, preparing for, defending, responding to third party subpoenas, preparing to serve or serving as a witness with respect to, providing evidence in, or otherwise relating to any pending or threatened action, claim, suit, proceeding or investigation (each and collectively, an "Action"), whether or not such Action is initiated or brought by or on behalf of the Company, relating to, arising in any manner out of or in connection with the rendering of services pursuant to this Agreement (including any related activities and services prior to the date hereof), (whether or not any Indemnified Party is a party to such Action) or in enforcing this Agreement, in each case as such expenses are incurred; provided that the Company will not be responsible for any such expenses (and such expenses paid to Impact Investments shall be reimbursed to the Company) to the extent it is finally judicially determined that such expenses resulted from fraud, dishonesty, the gross negligence or willful misconduct of such Indemnified Party. The Company further agrees that no Indemnified Party shall have any Liability (whether direct or indirect, in contract or tort or otherwise) to the Company or any person asserting claims on behalf of or in right of the Company relating to, arising in any manner out of or in connection with the rendering of services pursuant to this Agreement (including any related activities and services rendered prior to the date hereof), except and solely to the extent it is finally judicially determined that such Liability resulted from fraud, dishonesty, the gross negligence or willful misconduct of such Indemnified Party.

(b)    The Company agrees that, without Impact Investments' prior written consent, it will not agree to any settlement of, compromise or consent to the entry of any judgment in or other termination of (each and collectively, a "Settlement"), or otherwise facilitate or participate in any Settlement by any director, officer or affiliate of the Company of, any Action relating to, arising in any manner out of or in connection with the rendering of services pursuant to this Agreement (including any related activities and services rendered prior to the date hereof), (whether or not Impact Investments or any other Indemnified Party is an actual or potential party to such Action), unless consented to by Impact Investments, or such Settlement includes an unconditional release from the party bringing such Action of all Indemnified Parties. Prior to entering into any agreement or arrangement with respect to any proposed transaction involving the sale of all or substantially all of the Company that does not directly or indirectly provide for the assumption of the obligations of the Company set forth in this Section II, the Company will notify Impact Investments (if not previously so notified) and, if requested by Impact Investments, shall arrange in connection therewith a reasonable alternative means of providing for the obligations of the Company set forth in this Section II, which could include the assumption of such obligations by another party, insurance, surety bonds or the creation of an escrow in each case in an amount and upon terms and conditions reasonably satisfactory to Impact Investments. The rights of the Indemnified Parties referred to in this Section II shall be in addition to any rights that any Indemnified Party may have at common law or otherwise.
    III.    Other Relationships.
(a)    Please be advised that Impact Investments and its subsidiaries and affiliates (collectively, the "Impact Investments Group") comprise a full service financial advisory firm engaged in providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals from which conflicting interests or duties, or a perception thereof, may arise (collectively, "Services"). The Parent and the Company expressly acknowledge and agree that, in the ordinary course of business, Impact Investments and other parts of the Impact Investments Group at any time (i) may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions, for their own accounts or the accounts of customers, in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, any Company Entity or any other company that may be involved in any proposed transaction and (ii) may be providing or arranging financing and other financial services to companies that may be involved in any proposed or competing transaction, in the case of (i) and (ii) whose interests may conflict with those of the Company.

(b)    Although information may be acquired in the course of (i) providing Services to parties other than the Company, (ii) engaging in any transaction (on its own account or otherwise) or (iii) otherwise carrying out its business, neither Impact Investments nor any other part of the impact Investments Group shall have any obligation to disclose such information, or the fact that it or any other part of the impact Investments Group is in possession of such information, to the Parent or the Company, or to use such information for the benefit of the Parent or the Company. In addition, parts of the Impact Investments Group may have (x) fiduciary or other relationships with the Parent, the Company, any Company Entity, any company that may be involved in a potential transaction or others with interests with respect to a transaction or arrangement and (y) commercial relationships (including acting as a vendor or customer) with the Parent, the Company, any Company Entity or any other company that may be involved in any proposed transaction or arrangement. The Parent and the Company acknowledge that any such parts of the Impact Investments Group may exercise such powers and otherwise perform its functions in connection with such fiduciary, commercial or other relationships without regard to Impact Investments' relationship to the Company hereunder. In addition, the Parent and the Company acknowledge that neither this engagement nor the receipt by Impact Investments of confidential information nor any other matter shall restrict or prevent the impact Investments Group from undertaking any business activity, acting on behalf of its own account, or acting on behalf of, or providing any Services to, other customers and the Impact investments Group may undertake any business activity or provide any Services without further notification to the Parent or the Company.

(c)    The Impact Investments Group maintains, in accordance with internal policies and procedures, separate deal teams for its various engagements and information walls between such deal teams reasonably designed to (i) maintain confidentiality of information received or developed by Impact Investments and ensure any confidential and/or proprietary information received in relation to this Agreement is disclosed only to the employees, representatives and agents of Impact Investments assigned to this engagement and (ii) prevent the dissemination of confidential and/or proprietary information concerning the Parent and the Company and this engagement to the employees, representatives and agents of Impact not assigned to this engagement.
    IV.    Governing Law. Jury Trial Waiver and Other Matters.
(a)    This Agreement and any rights, duties and obligations hereunder may not be waived, amended, modified or assigned, in any way, in whole or in part, without the prior written consent of each of the parties hereto and shall inure to the benefit of and be binding upon the successors, assigns and personal representatives of each of the parties hereto, provided that, in the case of Impact Investments, it may assign all or any of its rights, duties and/or obligations hereunder to an affiliate and/or novate the engagement hereunder to an affiliate, in each case subject to the Parent's and the Company's prior written consent, which shall not be unreasonably withheld, to an affiliate on substantially the same terms as this Agreement (but with allowances for reasonable modifications on account of satisfying any applicable legal and/or regulatory local regulatory requirements). This Agreement and the agreements referred to in it constitutes the entire understanding of the parties with respect to the subject matter hereof, supersedes all prior agreements and undertakings (both written and oral) with respect thereto, has been duly authorized and executed by each of the Parties hereto and constitutes the legal, binding obligation of each such Party. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. This Agreement may be executed in two or more counterparts and delivered by facsimile or in electronic form, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

(b)    This Agreement and any matters relating to, arising in any manner out of or in connection with this Agreement or impact Investments' engagement hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware without regard to conflicts of laws principles that would result in the application of the law of any other jurisdiction. Each of the Parent and the Company hereby submits to the jurisdiction of any Delaware state or Federal court sitting in the city of Wilmington in the County of New Castle in any proceeding arising out of or relating to this Agreement, agrees not to commence any suit, action or proceeding relating thereto except in such courts, and waives, to the fullest extent permitted by applicable law, the right to move to dismiss or transfer any action brought in such court on the basis of any objection to personal jurisdiction, venue or inconvenient jurisdiction. Any rights to trial by jury with respect to any suit, action, proceeding or claim (whether based upon contact, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement or Impact Investments' engagement hereunder are expressly and irrevocably waived by Impact Investments', the Parent and the Company (each on its own behalf and, to the extent permitted by applicable law, on behalf of its security holders).

(c)    Impact Investments hereby notifies the Parent and the Company that pursuant to the requirements of the USA Patriot Act (Title 111 of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended, the "Act") and other applicable laws, rules and regulations, it is required to obtain, verify and record information that identifies the Parent and Company and, which information includes the name and address of the Parent and the Company and other information that will allow Impact Investments to identify the Parent and the Company and in accordance with the Act and such other laws, rules and regulations.

    Annex A
    Form of Warrant Agreements

Addendum to Engagement Letter
August 1, 2024
Reference is made to the letter agreement (the “Engagement Letter”), set out in Appendix A hereto, entered into on June 7, 2024, between Impact Investments LLC, JSC Kyivstar and VEON Ltd. (collectively, the “Parties”).
The Parties hereby agree to amend Section 4(1) of the Engagement Letter in its entirety to read as follows (emphasis added to highlight the changed language):
4. As compensation for the Services, and also any participation fees in connection with the Board Appointment:
(1) Commencing on July 7, 2024 ~~the first anniversary of this Agreement~~, Parent shall pay Impact Investments in cash USD 50,000 ~~600,000~~ per month ~~annum~~ to be paid on or about the 7th day of each month ~~year on the anniversary of the date of this Agreement~~ for a total amount of USD 600,000 per annum, subject to on the date payment is due (i) Mr. Pompeo continuing to be a member of (a) the Parent Board and (b) unless waived by the Parent in its sole discretion, the Company Board, (ii) Impact Investments providing the Services and (iii) the Parent remaining in control of the Company, other than in circumstances where the Parent has relinquished control of the Company in connection with a divestiture of its majority interest in the Company that is approved by the Parent Board;
Apart from the above amendment all other provisions of the Engagement Letter remain unchanged.

[Signature page to follow]

IMPACT INVESTMENTS LLC

By: /s/ Cyrus Behbehani
Cyrus Behbehani
Managing Director

JSC KYIVSTAR

By: /s/Alexander Komarov

Alexander Komarov
Chief Executive Officer

VEON LTD.

By: /s/Kaan Terzioglu

Kaan Terzioglu
Group Chief Executive Officer

[Signature Page to Addendum to Engagement Letter]

Appendix A
Engagement Letter
WARRANT
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS. THIS WARRANT AND WARRANT SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH WARRANT AND THE WARRANT SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF VEON, LTD. (THE "COMPANY") REQUESTS, DOCUMENTATION SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

Warrant Certificate No.: 1A

Original Issue Date: June 7, 2024

FOR VALUE RECEIVED, VEON Ltd., an exempted company limited by shares incorporated and existing in Bermuda (the "Company"), hereby grants to Impact Investments LLC, a limited liability company incorporated under the laws of the State of Delaware (the "Holder") warrants to acquire duly authorized, validly issued, fully paid, and nonassessable Common Shares, subject to the terms and conditions set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.
1.Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:
"American Depositary Shares" means the American Depositary Shares traded on Nasdaq representing Common Shares issued in accordance with the Deposit Agreement between the Company and The Bank of New York Mellon.
"Board" means the board of directors of the Company.
"Business Day" means any day, except a Saturday, Sunday, or legal holiday, on which banking institutions in the city of Hamilton, Bermuda are authorized or obligated by law or executive order to close.

"Common Shares" means the common shares, par value USD 0.001 per share, in the capital of the Company, and any shares into which such Common Shares shall have been converted, exchanged, or reclassified following the date hereof.
"Company" has the meaning set forth in the preamble.
"Control" means (i) the ability of the Company to appoint or cause the appointment of a majority of the Kyivstar Board, and (ii) the ability of the Company to vote a majority of or cause the voting of a majority of all Kyivstar shares issued and outstanding.
"Convertible Securities" means any securities (directly or indirectly) convertible into or exchangeable for Common Shares, but excluding Options.
"Engagement Letter Date" has the meaning set forth in Section 2.
"Full Vesting Conditions" has the meaning set forth in Section 3.
"Full Vesting Date" has the meaning set forth in Section 3.
"Holder" has the meaning set forth in the preamble.
"Kyivstar" means JSC Kyivstar, a wholly-owned indirect subsidiary of the Company.
"Kyivstar Board" means the board of directors of Kyivstar.
"Michael Pompeo" means Michael R. Pompeo, a partner of the Holder.
"Options" means any warrants or other rights or options to subscribe for or purchase Common Shares or Convertible Securities.
"Original Issue Date" means, the date on which the Warrant was issued by the Company.
"Partial Vesting Date" has the meaning set forth in Section 3.
"Person" means any individual, sole proprietorship, partnership, company, limited liability company, corporation, joint venture, trust, incorporated organization, or government or department or agency thereof.
"Securities Act" means the U.S. Securities Act of 1933, as amended.
"Services" has the meaning set forth in Section 2.
"Share Issuance Conditions" has the meaning set forth in Section 3.
"Unvested Warrant" has the meaning set forth in Section 3.
"VEON Bye-laws" means the bye-laws of the Company from time to time in effect.

"VEON Group" means the Company, together with its subsidiaries.
"Vesting Conditions" has the meaning set forth in Section 3.
"Warrant" means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.
"Warrant Shares" means the USD 12,000,000 worth of Common Shares or American Depositary Shares (each representing 25 Common Shares) to be issued upon vesting of this Warrant in accordance with the terms of this Warrant.
"Warrant Vesting Date" means the Full Vesting Date or the Partial Vesting Date (as applicable).
2.Warrant. Subject to the terms and conditions set forth herein, the Warrant is hereby granted by the Company to the Holder in relation to strategic support and board advisory services (the "Services") to be provided by the Holder and its affiliates, the terms of which are set forth in the engagement letter dated June 7, 2024 (the "Engagement Letter Date").
3.Vesting.
(a)Partial Vesting. 1/6th of the Warrant shall vest semi-annually commencing on the date that is six calendar months after the Engagement Letter Date (each such date, a "Partial Vesting Date") provided that at the time of such partial vesting (i) Michael Pompeo continues to serve as a director on (a) the Board and (b) unless waived by the Company in its sole discretion, the Kyivstar Board, (ii) the Company remains in Control of Kyivstar, other than as a result of a divestiture by the Company of a majority interest in Kyivstar that is approved by the Board, (iii) the Holder is continuing to provide the Services, (iv) the Company has increased its authorized share capital by resolution of the Company’s shareholders at a general meeting to allow for the issue of the Common Shares due to vest on the relevant Warrant Vesting Date, (v) the Company has sufficient authority, whether under the VEON Bye-laws or pursuant to a resolution of the Company’s shareholders at a general meeting to issue the number of Common Shares due to vest on the relevant Warrant Vesting Date (conditions (iv) and (v) being, together, the "Share Issuance Conditions"); and (vi) compliance with applicable laws and regulations applicable to the Company (conditions (i) through (vi) being, together, the "Vesting Conditions").
(b)Full Vesting. If, prior to the three-year anniversary of the Engagement Letter Date the Company loses Control of Kyivstar due to actions taken by Ukrainian authorities, legislative bodies or courts and the Company elects to stop pursuing recovery of Kyivstar, subject to satisfaction of the Vesting Conditions other than condition (ii) in clause (a) above (the "Full Vesting Conditions"), at the relevant time, the portion of the Warrant that has not yet vested in accordance with clause (a) above (the "Unvested Warrant") shall vest in full upon the Company notifying the Holder of its decision to discontinue pursuing recovery of Kyivstar (the "Full Vesting Date").

(c)In the event that either of the Share Issuance Conditions is not satisfied but the other applicable Vesting Conditions are satisfied on the relevant Warrant Vesting Date, the Parties will mutually agree to defer the issuance of the Warrant Shares due in respect of the portion of the Warrant due to vest on the relevant Warrant Vesting Date for a period of up to 90 days. The number of Warrant Shares to be issued on a deferred basis in accordance with this clause (c), shall be calculated as of the relevant Warrant Vesting Date in accordance with the procedures set out in Section 5 of this Agreement.
4.Term of Warrant. The Unvested Warrant will lapse automatically, this agreement shall be of no further effect, and the Holder will not receive any Warrant Shares in respect of such Unvested Warrant if Michael Pompeo is not continuing to serve as a director of (a) the Board and (b) unless waived by the Company in its sole discretion, the Kyivstar Board on the relevant Warrant Vesting Date.
5.Exercise of Warrant.
(a)Exercise Procedure.
(i)Partial Vesting. On each Partial Vesting Date and subject to compliance with the Vesting Conditions, 1/6th of the Warrant that has vested in accordance with Section 3(a) of this Warrant on a Vesting Date shall be automatically exercised in full on the relevant Partial Vesting Date and, other than as provided in Section 3(c) of this Agreement, the Holder shall receive a book entry of the Company’s register of members certifying the issue of Warrant Shares to the Holder upon surrender of this Warrant to the Company at its then registered office address. The number of Warrant Shares to be issued to the Holder on each Partial Vesting Date shall be calculated by the Company, in accordance with the following formula:
Where:
X = the number of Warrant Shares to be issued to the Holder
A = the 90-day average trading price of the Common Shares, or American Depositary Shares representing the Common Shares as of the relevant Partial Vesting Date, as determined by the Company
X = 2,000,000 ÷ A
(ii)Full Vesting. Subject to compliance with the Full Vesting Conditions, the Unvested Warrant shall be automatically exercised in full on the Full Vesting Date and the Holder shall receive a book entry of the Company’s register of members certifying the issue of Warrant Shares to the Holder upon surrender of this Warrant to the Company at its then registered office address. The number of

Warrant Shares to be issued to Holder on the Full Vesting Date shall be calculated by the Company, in accordance with the following formula:
(iii)Where:
(iv)X = the number of Warrant Shares to be issued to the Holder
(v)A = the 90-day average trading price of the Common Shares, or American Depositary Shares representing the Common Shares, as of the Full Vesting Date, as determined by the Company
(vi)B = the number of Partial Vesting Dates that have occurred as of the Full Vesting Date
(vii)X = ((2,000,000 x (6 – B)) ÷ A
(b)Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon vesting of the Warrant in accordance with the terms and conditions of this Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to receive upon such vesting, the Company shall, at its option, pay to such Holder an amount in cash (by wire transfer of immediately available funds) equal to the value of the Warrant Shares. The value of a fractional Warrant Share shall be calculated from the product of (i) such fraction multiplied by (ii) the value of each Warrant Share, determined in accordance with clause (a) above as of the relevant Warrant Vesting Date.
(c)Delivery of Warrant Shares. Subject to compliance with the terms and conditions of this Warrant, this Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the relevant Warrant Vesting Date.
(d)Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants, and agrees:
(i)This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
(ii)Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, credited as fully paid, and non-assessable, issued subject to the VEON Bye-laws, without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of all taxes, liens, and charges.
(iii)The Company shall take all such corporate actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of the VEON Bye-laws, any applicable law or governmental regulation, or any requirements of any securities exchange upon which Common Shares or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).
(iv)Subject to satisfaction of the applicable Vesting Conditions as at the date of vesting, the Company shall pay all reasonable, documented out-of-pocket expenses actually in connection with, and all taxes and other governmental charges actually imposed with respect to, the issuance or delivery of Warrant Shares upon vesting of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.
6.Adjustment to the Number of Warrant Shares.
(a)Effect of Certain Events on Determination of the Number of Warrant Shares. For purposes of determining the number of Warrant Shares to be issued on the relevant Warrant Vesting Date under Section 5 hereof, the following shall be applicable:
(i)Issuance of Options. If the Company shall, at any time or from time to time, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Options, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, the total maximum number of Common Shares issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of determining the number of Warrant Shares to be issued on the relevant Warrant Vesting Date under Section 5(a)).
(ii)Issuance of Convertible Securities. If the Company shall, at any time or from time to time, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, the total maximum number of Common Shares issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of determining the number of Warrant Shares to be issued on the relevant Warrant Vesting Date under Section 5(a)).

(b)Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the share capital of the Company (other than a change in par value or as a result of a dividend or subdivision, split-up, consolidation or combination of shares), (iii) consolidation, amalgamation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company's assets to another Person or (v) other similar transaction, in each case which entitles the holders of Common Shares to receive (either directly or upon subsequent liquidation) shares, stock, securities, or assets with respect to or in exchange for Common Shares, the Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment shall be made with respect to the Holder's rights under this Warrant to insure that the provisions of this Section 6 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares, securities, or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 6(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, amalgamations, sales, or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares, securities, or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.
7.Transfer of Warrant. This Warrant is not transferable.
8.Holder Not Deemed a Shareholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares in the capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issue of shares, reclassification of shares, consolidation, merger, amalgamation, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
9.Compliance with the Securities Act.
(a)Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 9 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:
"THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS. THIS WARRANT AND THE WARRANT SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH WARRANT AND THE WARRANT SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF VEON, LTD. (THE "COMPANY") REQUESTS, DOCUMENTATION SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT."
(b)Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:
(i)The Holder is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii)The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
(iii)The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects, and financial condition of the Company.
10.Warrant Register. The Company shall keep and properly maintain at its registered office address books for the registration of the Warrant. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary.
11.Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (c) on the third day after the date sent by pre-paid international courier service (receipt requested). Such communications must be sent to the respective parties at the addresses for a party as shall be specified in a notice given in accordance with this Section 11.
If to the Company:                 Victoria Place
31 Victoria Street
Hamilton, HM10
Bermuda

Facsimile: [redacted]
Email: [redacted]
Attention: [redacted]

with a copy to:                 Akin Gump Strauss Hauer & Feld LLP
Facsimile: [redacted]
Email: [redacted]
Attention: [redacted]

If to the Holder:                 Impact Investments
Email: [redacted]
Attention: [redacted]

with a copy to:                 Cohen & Gresser LLP
Email: [redacted]
Attention: [redacted]
12.Cumulative Remedies. Except to the extent expressly provided in Section 8 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.
13.Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.
14.Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
15.No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Warrant.

16.Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.
17.Severability. If any term or provision of this Warrant is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
18.Governing Law. This Warrant and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes or claims) shall be governed by, and construed in accordance with, English law.
19.Submission to Jurisdiction. The parties irrevocably agree that the courts of England shall have non-exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Warrant or its subject matter or formation (including non-contractual disputes or claims). The parties irrevocably submit to such jurisdiction and waive any objection to it on the ground of inconvenient forum or otherwise. No party shall oppose the recognition or enforcement of a judgment, order or decision of the courts of England in respect of any such dispute or claim by the courts of any state which, under the laws and rules applicable to that state, are competent or able to grant such recognition or enforcement.
20.Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
21.Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
22.No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

VEON LTD.
By: /s/Kaan Terzioglu ________________________ Kaan Terzioglu Chief Executive Officer

Accepted and agreed,
Impact Investments LLC
By: /s/ Cyrus Behbehani ________________________ Cyrus Behbehani Managing Partner

WARRANT
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS. THIS WARRANT AND WARRANT SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH WARRANT AND THE WARRANT SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF VEON, LTD. (THE "COMPANY") REQUESTS, DOCUMENTATION SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

Warrant Certificate No.: 1B

Original Issue Date: June 7, 2024

FOR VALUE RECEIVED, VEON Ltd., an exempted company limited by shares incorporated and existing in Bermuda (the "Company"), hereby grants to Impact Investments LLC, a limited liability company incorporated under the laws of the State of Delaware (the "Holder") warrants to acquire duly authorized, validly issued, fully paid, and nonassessable Common Shares, subject to the terms and conditions set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.
1.Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:
"American Depositary Shares" means the American Depositary Shares traded on Nasdaq representing Common Shares issued in accordance with the Deposit Agreement between the Company and The Bank of New York Mellon.
"Board" means the board of directors of the Company.
"Business Day" means any day, except a Saturday, Sunday, or legal holiday, on which banking institutions in the city of Hamilton, Bermuda are authorized or obligated by law or executive order to close.
"Common Shares" means the common shares, par value USD 0.001 per share, in the capital of the Company, and any shares into which such Common Shares shall have been converted, exchanged, or reclassified following the date hereof.
2413860.2

"Company" has the meaning set forth in the preamble.
"Control" means (i) the ability of the Company to appoint or cause the appointment of a majority of the Kyivstar Board, and (ii) the ability of the Company to vote a majority of or cause the voting of a majority of all Kyivstar shares issued and outstanding.
"Convertible Securities" means any securities (directly or indirectly) convertible into or exchangeable for Common Shares, but excluding Options.
"Engagement Letter Date" has the meaning set forth in Section 2.
"Full Vesting Date" has the meaning set forth in Section 3.
"Holder" has the meaning set forth in the preamble.
"Kyivstar" means JSC Kyivstar, a wholly-owned indirect subsidiary of the Company.
"Kyivstar Board" means the board of directors of Kyivstar.
"Michael Pompeo" means Michael R. Pompeo, a partner of the Holder.
"Options" means any warrants or other rights or options to subscribe for or purchase Common Shares or Convertible Securities.
"Original Issue Date" means, the date on which the Warrant was issued by the Company.
"Partial Vesting Date" has the meaning set forth in Section 3.
"Person" means any individual, sole proprietorship, partnership, company, limited liability company, corporation, joint venture, trust, incorporated organization, or government or department or agency thereof.
"Securities Act" means the U.S. Securities Act of 1933, as amended.
"Services" has the meaning set forth in Section 2.
"Share Issuance Conditions" has the meaning set forth in Section 3.
"Unvested Warrant" has the meaning set forth in Section 3.
"VEON Bye-laws" means the bye-laws of the Company from time to time in effect.
"VEON Group" means the Company, together with its subsidiaries.
"Vesting Conditions" has the meaning set forth in Section 3.

"Warrant" means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.
"Warrant Shares" means the USD 2,000,000 worth of Common Shares or American Depositary Shares (each representing 25 Common Shares) to be issued upon vesting of this Warrant in accordance with the terms of this Warrant.
"Warrant Vesting Date" means the Full Vesting Date or the Partial Vesting Date (as applicable).
2.Warrant. Subject to the terms and conditions set forth herein, the Warrant is hereby granted by the Company to the Holder in relation to strategic support and board advisory services (the "Services") to be provided by the Holder and its affiliates, the terms of which are set forth in the engagement letter dated June 7, 2024 (the "Engagement Letter Date").
3.Vesting.
(a)Partial Vesting. One half (1/2) of the Warrant shall vest on the date that is six calendar months after the three-year anniversary of the Engagement Letter Date (the "Partial Vesting Date”) provided that at the time of such partial vesting (i) Michael Pompeo continues to serve as a director on (a) the Board and (b) unless waived by the Company in its sole discretion, the Kyivstar Board, (ii) the Company remains in Control of Kyivstar, other than as a result of a divestiture by the Company of a majority interest in Kyivstar that is approved by the Board, (iii) the Holder is continuing to provide the Services, (iv) the Company has increased its authorized share capital by resolution of the Company’s shareholders at a general meeting to allow for the issue of the Common Shares due to vest on the relevant Warrant Vesting Date, (v) the Company has sufficient authority, whether under the VEON Bye-laws or pursuant to a resolution of the Company’s shareholders at a general meeting to issue the number of Common Shares due to vest on the relevant Warrant Vesting Date (conditions (iv) and (v) being, together, the "Share Issuance Conditions"), and (vi) compliance with applicable laws and regulations applicable to the Company (conditions (i) through (vi) being, together, the "Vesting Conditions").
(b)Full Vesting. The portion of the Warrant that has not yet vested in accordance with clause (a) (the "Unvested Warrant") shall vest in full on the four-year anniversary of the Engagement Letter Date (the "Full Vesting Date"), subject to, on the Full Vesting Date, satisfaction of the Vesting Conditions.
(c)In the event that either of the Share Issuance Conditions is not satisfied but the other applicable Vesting Conditions are satisfied on the relevant Warrant Vesting Date, the Parties will mutually agree to defer the issuance of the Warrant Shares due in respect of the portion of the Warrant due to vest on the relevant Warrant Vesting Date for a period of up to 90 days. The number of Warrant Shares to be issued on a deferred basis in accordance with this clause (c), shall be calculated as of the relevant Warrant Vesting Date in accordance with the procedures set out in Section 5 of this Agreement.

4.Term of Warrant. The Unvested Warrant will lapse automatically, this agreement shall be of no further effect, and the Holder will not receive any Warrant Shares in respect of such Unvested Warrant if Michael Pompeo is not continuing to serve as a director of (a) the Board and (b) unless waived by the Company in its sole discretion, the Kyivstar Board on the relevant Warrant Vesting Date.
5.Exercise of Warrant.
(a)Exercise Procedure. On each of the Partial Vesting Date and the Full Vesting Date and subject to compliance with the Vesting Conditions, the one half (1/2) of the Warrant that has vested in accordance with Section 3 of this Warrant on the relevant Warrant Vesting Date shall be automatically exercised in full on the relevant Warrant Vesting Date and, other than as provided in Section 3(c) of this Agreement, the Holder shall receive a book entry of the Company’s register of members certifying the issue of Warrant Shares to the Holder upon surrender of this Warrant to the Company at its then registered office address. The number of Warrant Shares to be issued to the Holder on the relevant Warrant Vesting Date shall be calculated by the Company, in accordance with the following formula:
Where:
X = the number of Warrant Shares to be issued to the Holder
A = the 90-day average trading price of the Common Shares, or American Depositary Shares representing the Common Shares, as of the relevant Warrant Vesting Date, as determined by the Company
X = 1,000,000 ÷ A
(b)Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon vesting of the Warrant in accordance with the terms and conditions of this Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to receive upon such vesting, the Company shall, at its option, pay to such Holder an amount in cash (by wire transfer of immediately available funds) equal to the value of the Warrant Shares. The value of a fractional Warrant Share shall be calculated from the product of (i) such fraction multiplied by (ii) the value of each Warrant Share, determined in accordance with clause (a) above as of the relevant Warrant Vesting Date.
(c)Delivery of Warrant Shares. Subject to compliance with the terms and conditions of this Warrant, this Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the relevant Warrant Vesting Date.

(d)Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants, and agrees:
(i)This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
(ii)Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, credited as fully paid, and non-assessable, issued subject to the VEON Bye-laws, without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of all taxes, liens, and charges.
(iii)The Company shall take all such corporate actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of the VEON Bye-laws, any applicable law or governmental regulation, or any requirements of any securities exchange upon which Common Shares or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).
(iv)Subject to satisfaction of the applicable Vesting Conditions as at the date of vesting, the Company shall pay all reasonable, documented out-of-pocket expenses actually in connection with, and all taxes and other governmental charges actually imposed with respect to, the issuance or delivery of Warrant Shares upon vesting of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.
6.Adjustment to the Number of Warrant Shares.
(a)Effect of Certain Events on Determination of the Number of Warrant Shares. For purposes of determining the number of Warrant Shares to be issued on the relevant Warrant Vesting Date under Section 5 hereof, the following shall be applicable:
(i)Issuance of Options. If the Company shall, at any time or from time to time, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Options, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, the total maximum number of Common Shares issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of determining the number of Warrant Shares to be issued on the relevant Warrant Vesting Date under Section 5(a)).
(ii)Issuance of Convertible Securities. If the Company shall, at any time or from time to time, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, the total maximum number of Common Shares issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of determining the number of Warrant Shares to be issued on the relevant Warrant Vesting Date under Section 5(a)).
(b)Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the share capital of the Company (other than a change in par value or as a result of a dividend or subdivision, split-up, consolidation or combination of shares), (iii) consolidation, amalgamation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company's assets to another Person or (v) other similar transaction, in each case which entitles the holders of Common Shares to receive (either directly or upon subsequent liquidation) shares, stock, securities, or assets with respect to or in exchange for Common Shares, the Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment shall be made with respect to the Holder's rights under this Warrant to insure that the provisions of this Section 6 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares, securities, or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 6(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, amalgamations, sales, or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company)

resulting from such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares, securities, or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.
7.Transfer of Warrant. This Warrant is not transferable.
8.Holder Not Deemed a Shareholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares in the capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issue of shares, reclassification of shares, consolidation, merger, amalgamation, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
9.Compliance with the Securities Act.
(a)Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 9 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:
"THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS. THIS WARRANT AND THE WARRANT SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH WARRANT AND THE WARRANT SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER

APPLICABLE STATE AND FOREIGN LAW AND, IF VEON, LTD. (THE "COMPANY") REQUESTS, DOCUMENTATION SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT."
(b)Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:
(i)The Holder is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.
(ii)The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
(iii)The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects, and financial condition of the Company.
10.Warrant Register. The Company shall keep and properly maintain at its registered office address books for the registration of the Warrant. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary.
11.Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (c) on the third day after the date sent by pre-paid international courier service (receipt requested).

Such communications must be sent to the respective parties at the addresses for a party as shall be specified in a notice given in accordance with this Section 11.
If to the Company:                 Victoria Place
31 Victoria Street
Hamilton, HM10
Bermuda

Facsimile: [redacted]
Email: [redacted]
Attention: [redacted]

with a copy to:                 Akin Gump Strauss Hauer & Feld LLP
Facsimile: [redacted]
Email: [redacted]
Attention: [redacted]

If to the Holder:                 Impact Investments
Email: [redacted]
Attention: [redacted]

with a copy to:                 Cohen & Gresser LLP
Email: [redacted]
Attention: [redacted]
12.Cumulative Remedies. Except to the extent expressly provided in Section 8 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.
13.Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.
14.Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
15.No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Warrant.
16.Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.
17.Severability. If any term or provision of this Warrant is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
18.Governing Law. This Warrant and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes or claims) shall be governed by, and construed in accordance with, English law.
19.Submission to Jurisdiction. The parties irrevocably agree that the courts of England shall have non-exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Warrant or its subject matter or formation (including non-contractual disputes or claims). The parties irrevocably submit to such jurisdiction and waive any objection to it on the ground of inconvenient forum or otherwise. No party shall oppose the recognition or enforcement of a judgment, order or decision of the courts of England in respect of any such dispute or claim by the courts of any state which, under the laws and rules applicable to that state, are competent or able to grant such recognition or enforcement.

20.Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
21.Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
22.No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

VEON LTD.
By: /s/Kaan Terzioglu Kaan Terzioglu Chief Executive Officer

Accepted and agreed,
Impact Investments LLC
By: /s/ Cyrus Behbehani Cyrus Behbehani Managing Partner

WARRANT
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS. THIS WARRANT AND WARRANT SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH WARRANT AND THE WARRANT SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF VEON, LTD. (THE "COMPANY") REQUESTS, DOCUMENTATION SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

Warrant Certificate No.: 1C

Original Issue Date: June 7, 2024

FOR VALUE RECEIVED, VEON Ltd., an exempted company limited by shares incorporated and existing in Bermuda (the "Company"), hereby grants to Impact Investments LLC, a limited liability company incorporated under the laws of the State of Delaware (the "Holder") warrants to acquire duly authorized, validly issued, fully paid, and nonassessable Common Shares, subject to the terms and conditions set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.
1.Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:
"American Depositary Shares" means the American Depositary Shares traded on Nasdaq representing Common Shares issued in accordance with the Deposit Agreement between the Company and The Bank of New York Mellon.
"Board" means the board of directors of the Company.
"Business Day" means any day, except a Saturday, Sunday, or legal holiday, on which banking institutions in the city of Hamilton, Bermuda are authorized or obligated by law or executive order to close.
"Common Shares" means the common shares, par value USD 0.001 per share, in the capital of the Company, and any shares into which such Common Shares shall have been converted, exchanged, or reclassified following the date hereof.
2413860.2

"Company" has the meaning set forth in the preamble.
"Control" means (i) the ability of the Company to appoint or cause the appointment of a majority of the Kyivstar Board, and (ii) the ability of the Company to vote a majority of or cause the voting of a majority of all Kyivstar shares issued and outstanding.
"Convertible Securities" means any securities (directly or indirectly) convertible into or exchangeable for Common Shares, but excluding Options.
"Engagement Letter Date" has the meaning set forth in Section 2.
"Full Vesting Date" has the meaning set forth in Section 3.
"Holder" has the meaning set forth in the preamble.
"Kyivstar" means JSC Kyivstar, a wholly-owned indirect subsidiary of the Company.
"Kyivstar Board" means the board of directors of Kyivstar.
"Michael Pompeo" means Michael R. Pompeo, a partner of the Holder.
"Options" means any warrants or other rights or options to subscribe for or purchase Common Shares or Convertible Securities.
"Original Issue Date" means, the date on which the Warrant was issued by the Company.
"Partial Vesting Date" has the meaning set forth in Section 3.
"Person" means any individual, sole proprietorship, partnership, company, limited liability company, corporation, joint venture, trust, incorporated organization, or government or department or agency thereof.
"Securities Act" means the U.S. Securities Act of 1933, as amended.
"Services" has the meaning set forth in Section 2.
"Share Issuance Conditions" has the meaning set forth in Section 3.
"Unvested Warrant" has the meaning set forth in Section 3.
"VEON Bye-laws" means the bye-laws of the Company from time to time in effect.
"VEON Group" means the Company, together with its subsidiaries.
"Vesting Conditions" has the meaning set forth in Section 3.

"Warrant" means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.
"Warrant Shares" means the USD 2,000,000 worth of Common Shares or American Depositary Shares (each representing 25 Common Shares) to be issued upon vesting of this Warrant in accordance with the terms of this Warrant.
"Warrant Vesting Date" means the Full Vesting Date or the Partial Vesting Date (as applicable).
2.Warrant. Subject to the terms and conditions set forth herein, the Warrant is hereby granted by the Company to the Holder in relation to strategic support and board advisory services (the "Services") to be provided by the Holder and its affiliates, the terms of which are set forth in the engagement letter dated June 7, 2024 (the "Engagement Letter Date").
3.Vesting.
(a)Partial Vesting. One half (1/2) of the Warrant shall vest on the date that is six calendar months after the four-year anniversary of the Engagement Letter Date (the "Partial Vesting Date”) provided that at the time of such partial vesting (i) Michael Pompeo continues to serve as a director on (a) the Board and (b) unless waived by the Company in its sole discretion, the Kyivstar Board, (ii) the Company remains in Control of Kyivstar, other than as a result of a divestiture by the Company of a majority interest in Kyivstar that is approved by the Board, (iii) the Holder is continuing to provide the Services, (iv) the Company has increased its authorized share capital by resolution of the Company’s shareholders at a general meeting to allow for the issue of the Common Shares due to vest on the relevant Warrant Vesting Date, (v) the Company has sufficient authority, whether under the VEON Bye-laws or pursuant to a resolution of the Company’s shareholders at a general meeting to issue the number of Common Shares due to vest on the relevant Warrant Vesting Date (conditions (iv) and (v) being, together, the "Share Issuance Conditions"), and (vi) compliance with applicable laws and regulations applicable to the Company (conditions (i) through (vi) being, together, the "Vesting Conditions").
(b)Full Vesting. The portion of the Warrant that has not yet vested in accordance with clause (a) (the "Unvested Warrant") shall vest in full on the five-year anniversary of the Engagement Letter Date (the "Full Vesting Date"), subject to, on the Full Vesting Date, satisfaction of the Vesting Conditions.
(c)In the event that either of the Share Issuance Conditions is not satisfied but the other applicable Vesting Conditions are satisfied on the relevant Warrant Vesting Date, the Parties will mutually agree to defer the issuance of the Warrant Shares due in respect of the portion of the Warrant due to vest on the relevant Warrant Vesting Date for a period of up to 90 days. The number of Warrant Shares to be issued on a deferred basis in accordance with this clause (c), shall be calculated as of the relevant Warrant Vesting Date in accordance with the procedures set out in Section 5 of this Agreement.

4.Term of Warrant. The Unvested Warrant will lapse automatically, this agreement shall be of no further effect, and the Holder will not receive any Warrant Shares in respect of such Unvested Warrant if Michael Pompeo is not continuing to serve as a director of (a) the Board and (b) unless waived by the Company in its sole discretion, the Kyivstar Board on the relevant Warrant Vesting Date.
5.Exercise of Warrant.
(a)Exercise Procedure. On each of the Partial Vesting Date and the Full Vesting Date and subject to compliance with the Vesting Conditions, the one half (1/2) of the Warrant that has vested in accordance with Section 3 of this Warrant on the relevant Warrant Vesting Date shall be automatically exercised in full on the relevant Warrant Vesting Date and, other than as provided in Section 3(c) of this Agreement, the Holder shall receive a book entry of the Company’s register of members certifying the issue of Warrant Shares to the Holder upon surrender of this Warrant to the Company at its then registered office address. The number of Warrant Shares to be issued to the Holder on the relevant Warrant Vesting Date shall be calculated by the Company, in accordance with the following formula:
Where:
X = the number of Warrant Shares to be issued to the Holder
A = the 90-day average trading price of the Common Shares, or American Depositary Shares representing the Common Shares, as of the relevant Warrant Vesting Date, as determined by the Company
X = 1,000,000 ÷ A
(b)Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon vesting of the Warrant in accordance with the terms and conditions of this Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to receive upon such vesting, the Company shall, at its option, pay to such Holder an amount in cash (by wire transfer of immediately available funds) equal to the value of the Warrant Shares. The value of a fractional Warrant Share shall be calculated from the product of (i) such fraction multiplied by (ii) the value of each Warrant Share, determined in accordance with clause (a) above as of the relevant Warrant Vesting Date.
(c)Delivery of Warrant Shares. Subject to compliance with the terms and conditions of this Warrant, this Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the relevant Warrant Vesting Date.

(d)Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants, and agrees:
(i)This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
(ii)Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, credited as fully paid, and non-assessable, issued subject to the VEON Bye-laws, without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of all taxes, liens, and charges.
(iii)The Company shall take all such corporate actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of the VEON Bye-laws, any applicable law or governmental regulation, or any requirements of any securities exchange upon which Common Shares or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).
(iv)Subject to satisfaction of the applicable Vesting Conditions as at the date of vesting, the Company shall pay all reasonable, documented out-of-pocket expenses actually in connection with, and all taxes and other governmental charges actually imposed with respect to, the issuance or delivery of Warrant Shares upon vesting of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.
6.Adjustment to the Number of Warrant Shares.
(a)Effect of Certain Events on Determination of the Number of Warrant Shares. For purposes of determining the number of Warrant Shares to be issued on the relevant Warrant Vesting Date under Section 5 hereof, the following shall be applicable:
(i)Issuance of Options. If the Company shall, at any time or from time to time, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Options, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, the total maximum number of Common Shares issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of determining the number of Warrant Shares to be issued on the relevant Warrant Vesting Date under Section 5(a)).
(ii)Issuance of Convertible Securities. If the Company shall, at any time or from time to time, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, the total maximum number of Common Shares issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of determining the number of Warrant Shares to be issued on the relevant Warrant Vesting Date under Section 5(a)).
(b)Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the share capital of the Company (other than a change in par value or as a result of a dividend or subdivision, split-up, consolidation or combination of shares), (iii) consolidation, amalgamation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company's assets to another Person or (v) other similar transaction, in each case which entitles the holders of Common Shares to receive (either directly or upon subsequent liquidation) shares, stock, securities, or assets with respect to or in exchange for Common Shares, the Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment shall be made with respect to the Holder's rights under this Warrant to insure that the provisions of this Section 6 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares, securities, or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 6(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, amalgamations, sales, or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company)

resulting from such reorganization, reclassification, consolidation, merger, amalgamation, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares, securities, or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.
7.Transfer of Warrant. This Warrant is not transferable.
8.Holder Not Deemed a Shareholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares in the capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issue of shares, reclassification of shares, consolidation, merger, amalgamation, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
9.Compliance with the Securities Act.
(a)Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 9 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:
"THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS. THIS WARRANT AND THE WARRANT SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH WARRANT AND THE WARRANT SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER

APPLICABLE STATE AND FOREIGN LAW AND, IF VEON, LTD. (THE "COMPANY") REQUESTS, DOCUMENTATION SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT."
(b)Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:
(i)The Holder is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.
(ii)The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
(iii)The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects, and financial condition of the Company.
10.Warrant Register. The Company shall keep and properly maintain at its registered office address books for the registration of the Warrant. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary.
11.Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (c) on the third day after the date sent by pre-paid international courier service (receipt requested).

Such communications must be sent to the respective parties at the addresses for a party as shall be specified in a notice given in accordance with this Section 11.
If to the Company:                 Victoria Place
31 Victoria Street
Hamilton, HM10
Bermuda

Facsimile: [redacted]
Email: [redacted]
Attention: [redacted]

with a copy to:                 Akin Gump Strauss Hauer & Feld LLP
Facsimile: [redacted]
Email: [redacted]
Attention: [redacted]

If to the Holder:                 Impact Investments
Email: [redacted]
Attention: [redacted]

with a copy to:                 Cohen & Gresser LLP
Email: [redacted]
Attention: [redacted]
12.Cumulative Remedies. Except to the extent expressly provided in Section 8 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.
13.Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.
14.Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
15.No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Warrant.
16.Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.
17.Severability. If any term or provision of this Warrant is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
18.Governing Law. This Warrant and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes or claims) shall be governed by, and construed in accordance with, English law.
19.Submission to Jurisdiction. The parties irrevocably agree that the courts of England shall have non-exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Warrant or its subject matter or formation (including non-contractual disputes or claims). The parties irrevocably submit to such jurisdiction and waive any objection to it on the ground of inconvenient forum or otherwise. No party shall oppose the recognition or enforcement of a judgment, order or decision of the courts of England in respect of any such dispute or claim by the courts of any state which, under the laws and rules applicable to that state, are competent or able to grant such recognition or enforcement.

20.Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
21.Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
22.No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

VEON LTD.
By: /s/Kaan Terzioglu Kaan Terzioglu Chief Executive Officer

Accepted and agreed,
Impact Investments LLC
By: /s/ Cyrus Behbehani Cyrus Behbehani Managing Partner